EXHIBIT 10.15

                                WIEN GROUP, INC.

                         Investor Subscription Documents

                                Private Placement
                    of up to 1,000,000 Shares of Common Stock

                                January 25, 2001

THE ENCLOSED DOCUMENTS ("THE OFFERING DOCUMENTS") RELATE TO A PRIVATE PLACEMENT OF SECURITIES BY WIEN GROUP, INC. (THE "COMPANY"). THE SECURITIES THAT ARE THE SUBJECT OF THE ENCLOSED OFFERING DOCUMENTS ARE SPECULATIVE AND INVOLVE A HIGH DEGREE OF RISK AND SHOULD NOT BE PURCHASED BY ANYONE WHO CANNOT AFFORD THE LOSS OF HIS, HER OR ITS ENTIRE INVESTMENT. PROSPECTIVE INVESTORS SHOULD CAREFULLY REVIEW THE ENCLOSED OFFERING DOCUMENTS.

THE SECURITIES OFFERED FOR SALE IN THIS OFFERING HAVE NOT BEEN REGISTERED WITH OR APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, ANY STATE SECURITIES COMMISSION OR ANY OTHER REGULATORY AUTHORITY, NOR HAVE ANY OF THE FOREGOING AUTHORITIES PASSED UPON OR ENDORSED THE MERITS OF THIS OFFERING OR THE ACCURACY OR ADEQUACY OF THESE OFFERING DOCUMENTS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

THESE SECURITIES CONSTITUTE AN OFFER ONLY TO THE PERSON WHOSE NAME APPEARS IN THE APPROPRIATE SPACE IN THE ATTACHED OFFERING DOCUMENTS. EACH PARTICIPANT WILL BE REQUIRED TO REPRESENT THAT HE IS FAMILIAR WITH AND UNDERSTANDS THE FUNDAMENTAL FINANCIAL AND OTHER RISKS OF THIS OFFERING, INCLUDING THE LACK OF LIQUIDITY OF THE SECURITIES OFFERED HEREBY. THIS OFFERING IS BEING EFFECTED PURSUANT TO EXEMPTIONS FROM REGISTRATION UNDER RULE 506 OF REGULATION D-PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE 1933 ACT"), ONLY TO INVESTORS THAT ARE "ACCREDITED INVESTORS" WITHIN THE MEANING OF RULE 501(a) OF THE 1933 ACT.

THE INVESTMENT DESCRIBED HEREIN INVOLVES SUBSTANTIAL ECONOMIC AND TAX RISKS AND IS OFFERED ONLY TO PERSONS WHO UNDERSTAND AND WHO CAN AFFORD TO ASSUME SUCH RISKS. EACH PROSPECTIVE INVESTOR SHOULD CONSULT HIS OWN INVESTMENT ADVISOR, LEGAL COUNSEL AND TAX ADVISOR AS TO THE BUSINESS, LEGAL, TAX AND RELATED MATTERS CONCERNING HIS INVESTMENT IN THE COMPANY.


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                                                                   EXHIBIT 10.15

THE COMPANY RESERVES THE RIGHT TO WITHDRAW, CANCEL OR MODIFY THIS OFFERING AND TO REJECT ANY SUBSCRIPTION FOR SHARES, IN WHOLE OR IN PART.

THESE OFFERING DOCUMENTS (TOGETHER WITH ANY AMENDMENTS OR SUPPLEMENTS AND ANY OTHER INFORMATION THAT MAY BE FURNISHED TO PROSPECTIVE INVESTORS BY THE COMPANY) INCLUDE OR MAY INCLUDE CERTAIN STATEMENTS, ESTIMATES AND FORWARD-LOOKING INFORMATION WITH RESPECT TO THE ANTICIPATED FUTURE PERFORMANCE OF THE COMPANY. SUCH FORWARD-LOOKING INFORMATION CAN BE IDENTIFIED BY THE USE OF FORWARD-LOOKING TERMINOLOGY SUCH AS "BELIEVES", "EXPECTS", "MAY"', "WILL", "ESTIMATE", "PLAN", "PROJECT", "SHOULD", OR "ANTICIPATES" OR THE NEGATIVE THEREOF OR OTHER VARIATIONS THEREON OR COMPARABLE TERMINOLOGY. SUCH STATEMENTS, ESTIMATES AND FORWARD-LOOKING INFORMATION REFLECT VARIOUS ASSUMPTIONS OF MANAGEMENT THAT MAY OR MAY NOT PROVE TO BE CORRECT AND INVOLVE VARIOUS RISKS AND UNCERTAINTIES. NO ASSURANCE CAN BE GIVEN THAT THE FUTURE RESULTS COVERED BY THE FORWARD-LOOKING STATEMENTS OR PROJECTIONS WILL BE ACHIEVED. THERE CAN BE NO ASSURANCE THAT THESE ASSUMPTIONS WILL PROVE ACCURATE OR THAT FUTURE EVENTS WILL NOT CAUSE MATERIAL CHANGES IN THE COMPANY'S BUSINESS THAT ADVERSELY AFFECT FINANCIAL RESULTS. MANY FACTORS COULD CAUSE THE COMPANY'S ACTUAL RESULTS, PERFORMANCE OR ACHIEVEMENTS TO BE MATERIALLY DIFFERENT FROM ANY FUTURE RESULTS, PERFORMANCE OR ACHIEVEMENTS THAT MAY BE EXPRESSED OR IMPLIED BY SUCH FORWARD LOOKING STATEMENTS, INCLUDING AMONG OTHERS, THE ABILITY TO OBTAIN THE REQUISITE ADDITIONAL FINANCING, GOVERNMENTAL UNCERTAINTIES, GENERAL COMPETITION AND PRICE PRESSURES IN THE
MARKETPLACE, THE COMPANY'S ABILITY TO CONTROL COSTS AND EXPENSES AND VARIOUS OTHER FACTORS, BOTH REFERENCED AND NOT REFERENCED IN THESE OFFERING DOCUMENTS. SHOULD ONE OR MORE OF THESE RISKS OR UNCERTAINTIES MATERIALIZE, OR SHOULD THE UNDERLYING ASSUMPTIONS PROVE INCORRECT, ACTUAL RESULTS MAY VARY MATERIALLY FROM THOSE DESCRIBED HEREIN AS ANTICIPATED, BELIEVED, ESTIMATED, EXPECTED, INTENDED, PLANNED OR PROJECTED.

THESE OFFERING DOCUMENTS DO NOT CONSTITUTE AN OFFER TO SELL SECURITIES TO ANYONE IN ANY STATE OR IN ANY OTHER JURISDICTION IN WHICH SUCH A SALE OR OFFER TO SELL IS NOT AUTHORIZED. EXCEPT AS OTHERWISE INDICATED, THESE OFFERING DOCUMENTS SPEAK AS OF THE DATE HEREOF. NEITHER THE DELIVERY OF THESE OFFERING DOCUMENTS NOR ANY SALE MADE HEREUNDER SHALL, UNDER ANY CIRCUMSTANCES, CREATE AN IMPLICATION THAT THERE HAS BEEN NO CHANGE IN THE AFFAIRS OF THE COMPANY AFTER THE DATE HEREOF.


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                                                                   EXHIBIT 10.15

EACH PARTICIPANT, PRIOR TO PURCHASING SECURITIES HEREBY, SHALL HAVE THE OPPORTUNITY TO ASK QUESTIONS OF, AND RECEIVE ANSWERS FROM, A REPRESENTATIVE OF THE COMPANY AT ITS PRINCIPAL OFFICE DURING BUSINESS HOURS, CONCERNING THE TERMS AND CONDITIONS OF THIS OFFERING AND TO OBTAIN ANY ADDITIONAL INFORMATION THAT THE COMPANY POSSESSES OR CAN ACQUIRE WITHOUT UNREASONABLE EFFORT OR EXPENSE THAT IS NECESSARY TO VERIFY THE ACCURACY OF INFORMATION FURNISHED IN THESE OFFERING DOCUMENTS.

THE INFORMATION CONTAINED IN THESE OFFERING DOCUMENTS IS CONFIDENTIAL AND PROPRIETARY TO THE COMPANY AND IS BEING SUBMITTED TO PROSPECTIVE INVESTORS SOLELY FOR SUCH INVESTORS' CONFIDENTIAL USE WITH THE EXPRESS UNDERSTANDING THAT, WITHOUT THE PRIOR EXPRESS WRITTEN PERMISSION OF THE COMPANY, SUCH PERSONS WILL NOT RELEASE THESE OFFERING DOCUMENTS OR DISCUSS THE INFORMATION CONTAINED HEREIN WITH ANY OTHER PERSON OR MAKE REPRODUCTIONS OF OR USE THESE OFFERING DOCUMENTS FOR ANY PURPOSE OTHER THAN EVALUATING THE OFFERING.

BY ACCEPTING DELIVERY OF THESE OFFERING DOCUMENTS, THE RECIPIENT HEREBY AGREES TO PROMPTLY RETURN TO THE COMPANY THESE OFFERING DOCUMENTS AND ANY OTHER DOCUMENTS OR INFORMATION FURNISHED BY OR ON BEHALF OF THE COMPANY IF SUCH PERSON ELECTS NOT TO PARTICIPATE IN THIS OFFERING.

THESE PRIVATE OFFERING DOCUMENTS HAVE NOT BEEN REVIEWED BY THE ATTORNEY GENERAL OF THE STATE OF NEW YORK PRIOR TO ITS ISSUANCE AND USE. THE ATTORNEY GENERAL OF THE STATE OF NEW YORK HAS NOT PASSED ON OR ENDORSED THE MERITS OF THIS OFFERING. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

THESE OFFERING DOCUMENTS DO NOT CONTAIN ANY UNTRUE STATEMENT OF A MATERIAL FACT OR OMIT TO STATE A MATERIAL FACT NECESSARY TO MAKE THE STATEMENTS MADE, IN LIGHT OF THE CIRCUMSTANCES UNDER WHICH THEY ARE MADE, NOT MISLEADING. IT CONTAINS A FAIR SUMMARY OF THE MATERIAL TERMS OF DOCUMENTS PURPORTED TO BE SUMMARIZED HEREIN.


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                                                                   EXHIBIT 10.15

                                TABLE OF CONTENTS

Subscription Instructions

Subscription Agreement

Exhibit A - The Business Plan

Exhibit B - Purchaser Questionnaire and Statement

Exhibit C - Risk Factors



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                                                                   EXHIBIT 10.15

                            SUBSCRIPTION INSTRUCTIONS

1. Complete the Subscription Agreement by signing the signature page as follows:

     A.   If the Investor is an  individual  sign under the line "If  Individual
          Investor."   If  there  is  a  second   individual   Investor  (not  a
          partnership), that person should sign on "Co-Signature" line.

     B. If the Investor is not an individual, an authorized signatory of the entity should sign under the line "If Entity Investor" and fill in the requested information.

     C. Print the Investor's name and mailing address where indicated on the signature page.

2.   Complete  the  Purchaser   Questionnaire   and  Statement   (Exhibit  B  to
     Subscription Agreement)

     A.   Answer all questions. Use one or more additional sheets if necessary.

     B. If an individual investor, complete Purchaser Questionnaire and Statement as follows:

          (i)   Insert the date
          (ii)  Print the name of the Investor(s)
          (iii) Sign  or, if  the  Investor  is  not  an  individual,   have  an
               authorized signatory of the Investor sign on the signature line.

     C. If an entity investor, complete Purchaser Questionnaire and Statement as follows:

          (i)   Insert the date
          (ii)  Print the name of the Investor
          (iii) Have an authorized signatory of the Investor sign on the signature line.

     D. Using the appropriate form on Purchaser Questionnaire and Statement based on the form of the Investor (Individual, Corporation or Partnership/LLC), have the signatures notarized.

RETURN ALL THESE COMPLETED AND SIGNED MATERIALS TO:

                  WIEN GROUP, INC.
                  c/o Gersten Savage & Kaplowitz, LLP
                  101 East 52nd Street New York, NY 10022
                  Attention: Eden L. Rohrer, Esq.


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                                                                   EXHIBIT 10.15

3. Send in your payment following the PAYMENT INSTRUCTIONS on the next page.

PAYMENT INSTRUCTIONS

Send the funds for your participation either by wire transfer or by check in accordance with the following instructions:

     ---- Wire Funds. Wire the funds to Wien Group, Inc. to the following escrow account:

                  Sterling National Bank
                  500 Seventh Ave
                  New York, NY 10018
                  ABA Number 026007773
                  Account Number: 38 02331201
                  Account name: Gersten, Savage IOLA account
                  Reference name of purchaser

     ---- Check. Make your check payable to "Wien Group, Inc." and send the check to:

                  WIEN GROUP, INC.
                  c/o Gersten Savage & Kaplowitz, LLP
                  101 East 52nd Street New York, NY 10022


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                                                                   EXHIBIT 10.15

                             SUBSCRIPTION AGREEMENT
                                WIEN GROUP, INC.
              Subscription Agreement for the Purchase of Securities

         The undersigned hereby subscribes for _________ shares of WIEN GROUP, INC. (the "Company") at a purchase price of $0.10 per share. The Company is offering (the "Offering") up to 1,000,000 shares of the Company's common stock, $.001 par value per share (the "Shares").

         Offers and sales of the Shares will be made by the Company on a "best efforts" basis. Offers and sales will be made to persons who qualify as "accredited investors" under Regulation D promulgated under the Securities Act of 1933, as amended (the 1933 Act").

         The undersigned agrees to pay an aggregate of $ ____ as a subscription for the Shares being purchased hereunder. The entire purchase price is due and payable upon the execution of this Subscription Agreement, and shall be paid by check, subject to collection (or by wire transfer according to the instructions provided by the Company), made payable to the order of "Wien Group, Inc." The Company has the night to reject this subscription in whole or in part.

         The Offering is scheduled to terminate at 5:00 p.m. Eastern time, on April 25, 2001, unless extended for a period of up to 30 days by the Company ("Termination Date"). Upon receipt and acceptance of subscriptions, the Company will hold closings as the Company deems necessary until the Company has received and accepted subscriptions for the entire 1,000,000 shares or until the Termination Date, whichever occurs earlier. If a closing has not occurred by the Termination Date, or if any subscription is not accepted by the Company, such subscription funds held will be returned to the prospective investor without interest thereon or deduction therefrom.

Prospective Investors should retain their own professional advisors to review and evaluate the economic, tax and other consequences of an investment in the Company.

THE  SECURITIES  OFFERED  HEREBY,  HAVE NOT BEEN  FILED  OR  REGISTERED  WITH OR
APPROVED BY THE SECURITIES AND EXCHANGE COMMISSION (THE "COMMISSION"), NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THE OFFERING DOCUMENTS. NO STATE SECURITIES LAW ADMINISTRATOR HAS PASSED ON OR ENDORSED THE MERITS OF THIS OFFERING OR THE ACCURACY OR THE ADEQUACY OF THE OFFERING DOCUMENTS. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

IT IS INTENDED THAT THE SECURITIES OFFERED HEREBY WILL BE MADE AVAILABLE TO ACCREDITED INVESTORS, AS DEFINED IN REGULATION D AND RULE 501 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"). THE SECURITIES OFFERED HEREBY ARE BEING OFFERED PURSUANT TO AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND APPLICABLE STATE SECURITIES LAWS FOR NON-PUBLIC OFFERINGS. SUCH EXEMPTIONS LIMIT THE NUMBER AND TYPES OF INVESTORS


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                                                                   EXHIBIT 10.15

TO WHICH THE OFFERING WILL BE MADE AND RESTRICT SUBSEQUENT TRANSFERS OF THE INTERESTS.

THE SECURITIES OFFERED HEREBY SHOULD BE CONSIDERED ONLY BY PERSONS WHO CAN AFFORD TO SUSTAIN A LOSS OF THEIR ENTIRE INVESTMENT. INVESTORS WILL BE REQUIRED TO REPRESENT THAT THEY ARE FAMILIAR WITH AND UNDERSTAND THE TERMS OF THIS OFFERING.

NO SECURITIES MAY BE RESOLD OR OTHERWISE DISPOSED OF BY AN INVESTOR UNLESS, IN THE OPINION OF COUNSEL SATISFACTORY TO THE COMPANY, REGISTRATION UNDER THE APPLICABLE FEDERAL OR STATE SECURITIES LAWS IS NOT REQUIRED OR COMPLIANCE IS MADE WITH SUCH REGISTRATION REQUIREMENTS.

THE OFFEREE, BY ACCEPTING DELIVERY OF THE OFFERING DOCUMENTS, AGREES TO RETURN THE OFFERING DOCUMENTS AND ALL ACCOMPANYING OR RELATED DOCUMENTS TO THE COMPANY UPON REQUEST IF THE OFFEREE DOES NOT AGREE TO PURCHASE ANY OF THE SECURITIES OFFERED HEREBY.

THE OFFERING DOCUMENTS ARE SUBMITTED IN CONNECTION WITH THE PRIVATE PLACEMENT OF THE SECURITIES AND DO NOT CONSTITUTE AN OFFER OR SOLICITATION BY ANYONE IN ANY JURISDICTION IN WHICH SUCH AN OFFER OR SOLICITATION IS NOT AUTHORIZED. ANY REPRODUCTION OR DISTRIBUTION OF THE OFFERING DOCUMENTS IN WHOLE OR IN PART, OR THE DIVULGENCE OF ANY OF THEIR CONTENTS, WITHOUT THE PRIOR WRITTEN CONSENT OF THE COMPANY, IS PROHIBITED. ANY PERSON ACTING CONTRARY TO THE FOREGOING RESTRICTIONS MAY PLACE HIMSELF AND THE COMPANY IN VIOLATION OF FEDERAL OR STATE SECURITIES LAWS.

                              NASAA UNIFORM LEGEND

IN MAKING AN INVESTMENT DECISION INVESTORS MUST RELY ON THEIR OWN EXAMINATION OF THE ISSUER AND THE TERMS OF THE OFFERING, INCLUDING THE MERITS AND RISKS INVOLVED. THESE SECURITIES HAVE NOT BEEN RECOMMENDED BY ANY FEDERAL OR STATE SECURITIES COMMISSION OR REGULATORY AUTHORITY. FURTHERMORE, THE FOREGOING AUTHORITIES HAVE NOT CONFIRMED THE ACCURACY OR DETERMINED THE ADEQUACY OF THIS DOCUMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE 1933 ACT, AND THE APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. INVESTORS SHOULD BE AWARE THAT THEY WILL BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME.

                                                                   EXHIBIT 10.15

         The undersigned acknowledges that the Shares will not be registered under the 1933 Act, or the securities laws of any State, that absent an exemption from registration contained in those laws, the issuance and sale of Shares would require registration, and that the Company's reliance upon such exemption is based upon the undersigned's representations, warranties, and agreements contained in the Offering Documents.

         (I) The undersigned represents, warrants, and agrees as follows:

         (a) The undersigned agrees that this Subscription Agreement is and shall be irrevocable.

         (b) The undersigned has carefully read this Subscription Agreement, the Business Plan attached as Exhibit A, Confidential Purchaser Questionnaire attached hereto as Exhibit B and the Risk Factors attached hereto as Exhibit C (collectively the "Offering Documents"), all of which the undersigned acknowledges have been provided to the undersigned. The undersigned has been given the opportunity to ask questions of, and receive answers from, the Company concerning the terms and conditions of this Offering and the Offering Documents and to obtain such additional written information, to the extent the Company possesses such information or can acquire it without unreasonable effort or expense, necessary to verify the accuracy of same as the undersigned desires in order to evaluate the investment. The undersigned further acknowledges that he or she fully understands the Offering Documents, and the undersigned has had the opportunity to discuss any questions regarding any of the Offering Documents with his or her or its counsel or other advisor. Notwithstanding the foregoing, the only information upon which the undersigned has relied is that set forth in the Offering Documents and his or her own independent investigation. The undersigned acknowledges that the undersigned has received no representations or Warranties from the Company, or its employees or agents in making this investment decision other than as set forth in the Offering Documents.

         (c) The undersigned is aware that the purchase of the Shares is a speculative investment involving a high degree of risk and that there is no guarantee that the undersigned will realize any gain from this investment, and that the undersigned could lose the total amount of the undersigned's investment.

         (d) The undersigned understands that no federal or state agency has made any finding or determination regarding the fairness of this Offering of the Shares for investment, or any recommendation or endorsement of this Offering of the Shares.

         (e) The undersigned is purchasing the Shares for the undersigned's own account, with the intention of holding the Shares, with no present intention of dividing or allowing others to participate in this investment or of reselling or otherwise participating, directly or indirectly, in a distribution of the Shares, and shall not make any sale, transfer, or pledge thereof without registration under the 1933 Act and any applicable securities laws of any state or unless an exemption from registration is available under those laws.

                                                                   EXHIBIT 10.15

         (f) The undersigned represents that the undersigned, if an individual, has adequate means of providing for his or her current needs and personal and family contingencies and has no need for liquidity in this investment in the Shares. The undersigned represents that the undersigned is an "Accredited Investor" as defined in Rule 501(a) of Regulation D promulgated under the 1933 Act. The undersigned has no reason to anticipate any material change in his or her personal financial condition for the foreseeable future.

         (g) The undersigned is financially able to bear the economic risk of this investment, including the ability to hold the Shares indefinitely or to afford a complete loss of his or her or its investment in the Shares.

         (h) The undersigned represents that the undersigned's overall commitment to investments which are not readily marketable is not disproportionate to the undersigned's net worth, and the undersigned's investment in the Shares will not cause such overall commitment to become excessive. The undersigned understands that the statutory basis on which the Shares are being sold to the undersigned and others would not be available if the undersigned's present intention were to hold the Shares for a fixed period or until the occurrence of a certain event. The undersigned realizes that in the view of the Commission, a purchase now with a present intent to resell by reason of a foreseeable specific contingency or any anticipated change in the market value, or in the condition of the Company, or that of the industry in which the business of the Company is engaged or in connection with a contemplated liquidation, or settlement of any loan obtained by the undersigned for the acquisition of the Shares, and for which such Shares may be pledged as security or as donations to religious or charitable institutions for the purpose of securing a deduction on an income tax return, would, in fact, represent a purchase with an intent inconsistent with the undersigned's representations to the Company and the Commission would then regard such sale as a sale for which the exemption from registration is not available. The undersigned will not pledge, transfer or assign this Subscription Agreement.

         (i) The undersigned represents that the funds provided for this investment are either separate property of the undersigned, community property over which the undersigned has the right of control, or are otherwise funds as to which the undersigned has the sole right of management.

         (j) FOR PARTNERSHIPS, CORPORATIONS, TRUSTS, OR OTHER ENTITIES
ONLY: If the undersigned is a partnership,  corporation,  trust or other entity,
(i) the undersigned has enclosed with this Subscription Agreement appropriate evidence of the authority of the individual executing this Subscription Agreement to act on its behalf (e.g., if a trust, a certified copy of the trust agreement; if a corporation, a certified corporate resolution authorizing the signature and a certified copy of the articles of incorporation; or if a partnership, a certified copy of the partnership agreement), (ii) the undersigned represents and warrants that it was not organized or reorganized for the specific purpose of acquiring the Shares, (iii) the undersigned has the full power and authority to execute this Subscription Agreement on behalf of such entity and to make the representations and warranties made herein on its behalf, and (iv) this investment in the Company has been affirmatively authorized, if required, by the governing board of such entity and is not prohibited by the governing documents of the entity.

                                                                   EXHIBIT 10.15

         (k) The address shown under the undersigned's signature at the end of this Subscription Agreement is the undersigned's principal residence if he or she is an individual or its principal business address if a corporation or other entity.

         (l) The undersigned has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Shares.

         (m) The undersigned acknowledges that the certificates for the Shares which the undersigned will receive will contain a legend substantially as follows:

         THE SECURITIES WHICH ARE REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, TRANSFERRED, HYPOTHECATED OR OTHERWISE DISPOSED OF UNTIL A REGISTRATION STATEMENT WITH RESPECT THERETO IS DECLARED EFFECTIVE UNDER SUCH ACT, OR THE COMPANY RECEIVES AN OPINION OF COUNSEL FOR THE COMPANY THAT AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF SUCH ACT IS AVAILABLE.

         (n) The undersigned expressly acknowledges and agrees that the Company is relying upon the undersigned's representations contained in the Offering Documents.

         (o) The undersigned subscriber acknowledges that the undersigned understands the meaning and legal consequences of the representations and warranties which are contained herein and hereby agrees to indemnify, save and hold harmless the Company and its officers, directors and counsel, from and against any and all claims or actions arising out of a breach of any representation, warranty or acknowledgment of the undersigned contained in any of the Offering Documents. Such indemnification shall be deemed to include not only the specific liabilities or obligations with respect to which such indemnity is provided, but also all reasonable costs, expenses, counsel fees and expenses of settlement relating thereto, whether or not any such liability or obligation shall have been reduced to judgment. In addition, the undersigned's representations, warranties and indemnification contained herein shall survive the undersigned's purchase of the Shares hereunder. The undersigned specifically acknowledges that he has reviewed the risks set forth in the Offering Documents.

         (II) The Company represents that it has been duly and validly incorporated and is validly existing and in good standing as a corporation under the laws of the State of New York. The Company represents that it has all requisite power and authority, and all necessary authorizations, approvals and orders required as of the date hereof to own its properties and conduct its business and to enter into this Subscription Agreement and the other Offering Documents and to be bound by the provisions and conditions hereof or therein.

         (III) The Company agrees that in the event it files a registration statement (other than on Forms S-8 or S-4) to register any of its securities under the 1933 Act, that it will automatically include the shares of common stock issued in this Offering in such registration statement, subject

                                                                   EXHIBIT 10.15

to a customary underwriter's holdback in the event that such registration relates to an underwritten offering. The Company will bear the expenses of filing and maintaining the effectiveness of any such registration statement filed pursuant to these registration rights.

         (IV) Except as otherwise specifically provided for hereunder, no party shall be deemed to have waived any of his or her or its rights hereunder or under any other agreement, instrument or papers signed by any of them with respect to the subject matter hereof unless such waiver is in writing and signed by the party waiving said right. Except as otherwise specifically provided for hereunder, no delay or omission by any party in exercising any right with respect to the subject matter hereof shall operate as a waiver of such right or of any such other right. A waiver on any one occasion with respect to the subject matter hereof shall not be construed as a bar to, or waiver of, any right or remedy on any future occasion. All rights and remedies with respect to the subject matter hereof, whether evidenced hereby or by any other agreement, instrument, or paper, will be cumulative, and may be exercised separately or concurrently.

         (V) The parties have not made any representations or warranties with respect to the subject matter hereof not set forth herein, and this Subscription Agreement, together with any instruments executed simultaneously herewith, constitutes the entire agreement between them with respect to the subject matter hereof. All understandings and agreements heretofore had between the parties with respect to the subject matter hereof are merged in this Subscription Agreement and any such instrument, which alone fully and completely expresses their agreement.

         (VI)  This  Subscription  Agreement  may  not  be  changed,   modified,
extended, terminated or discharged orally, but only by an agreement in writing, which is signed by all of the parties to this Subscription Agreement.

         (VII) The parties agree to execute any and all such other and further instruments and documents, and to take any and all such further actions reasonably required to effectuate this Subscription Agreement and the intent and purposes hereof

         (VIII) If any provision or any portion of any provision of this Subscription Agreement or the application of any such provision or any portion thereof to any person or circumstance, shall be held invalid or unenforceable, the remaining portion of such provision and the remaining portion of such provision as is held invalid or unenforceable to persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby.

         (IX) This Subscription Agreement shall be governed by and construed in accordance with the laws of the State of New York and the undersigned hereby consents to the jurisdiction of the courts of the State of New York and/or the United States District Court for the Southern District of New York.

                                                                   EXHIBIT 10.15

ALL SUBSCRIBERS MUST COMPLETE THIS PAGE


                           (Print Name of Subscriber)

IN WITNESS WHEREOF, the undersigned has executed this Subscription

Agreement on this ___ day of _______ 2001.

1.   [__]     Individual                     7.   [__]     Trust
2.   [__]     Joint Tenants with                  Date Opened ___________
              Right of Survivorship
3.   [__]     Community Property
4.   [__]     Tenants in Common              8.   [__]     As A Custodian For
5.   [__]     Corporation/Partnership             Under the Uniform Gift
6.   [__]     IRA                                 to Minors Act of the
                                                  State of ____________
                                             9.   [__]     Married with Separate
                                                  Property
                                             10.  [__]     Keogh of ____________

                                                                   EXHIBIT 10.15

                 EXECUTION BY SUBSCRIBER WHO IS A NATURAL PERSON

                     Exact Name in Which Title is to be Held

               ---------------------------------------------------
                                   (Signature)

               ---------------------------------------------------
                               Name (Please Print)

               ---------------------------------------------------
                       Title of Person Executing Agreement

               ---------------------------------------------------
                           Address: Number and Street

               ---------------------------------------------------
                         City        State        Zip Code

               ---------------------------------------------------
                            Tax Identification Number

Accepted this ____day of ________           2001, on behalf of Wien Group, Inc.


                                                   By: ________________________
                                                         Stephen S. Wien
                                                         President

                                                                   EXHIBIT 10.15

                       EXECUTION BY SUBSCRIBER WHICH IS A
                      CORPORATION, PARTNERSHIP, TRUST, ETC.


               ---------------------------------------------------
                     Exact Name in Which Title is to be Held

               ---------------------------------------------------
                                   (Signature)

               ---------------------------------------------------
                               Name (Please Print)

               ---------------------------------------------------
                       Title of Person Executing Agreement

               ---------------------------------------------------
                           Address: Number and Street

               ---------------------------------------------------
                          City       State        Zip Code

               ---------------------------------------------------
                            Tax Identification Number

Accepted this ___day of _____ 2001, on behalf of Wien Group, Inc.


                                           By: _____________________________
                                                Stephen S. Wien, President

                                                                   EXHIBIT 10.15

                                    EXHIBIT A

                                  BUSINESS PLAN

          The Company was originally incorporated in the State of New York in 1968 and became known as Wien Group, Inc. in 1974. The Company's Board of Directors consists of. Stephen S. Wien, Lawrence Wien, Nicole Wien and Brett E. Wien. The Company's management is as follows: Stephen S. Wien, President; Edith
D. Wien, Executive Vice President; Margaret Chow, Vice President and Treasurer; Bill Ryder, Vice President and Secretary; Lawrence Wien, Vice President; Nicole Wien, Vice President and Brett E. Wien, Vice President.

         The Company has no current operating history but intends to engage in merchant banking, corporate finance and investment banking activities. The Company intends to provide consulting services to and invest in small cap companies. The Company intends to act as an advisor to companies who wish to file Forms 15e2-11 with the NASD to initiate or resume quotations in the OTC Bulletin Board Service, the NQB "Pink Sheets" or any other comparable quotation medium. There can be no assurance that the Company will be successful in pursuing such business objectives.

                                                                   EXHIBIT 10.15

                                    EXHIBIT B

                      PURCHASER QUESTIONNAIRE AND STATEMENT

                                WIEN GROUP, INC.
                            (a New York corporation)

                                  Questionnaire

         Before any sale of securities in the above-captioned Company can be made to you, this Purchaser Questionnaire and Statement (the "Questionnaire") must be completed and returned to WIEN GROUP, INC. c/o its attorneys at Gersten, Savage & Kaplowitz, LLP, 101 East 52nd Street, New York, New York 10022. The purpose of this Questionnaire is to determine whether you are an "accredited investor", as defined in Rule 501 of Regulation D promulgated by the Securities and Exchange Commission under the Securities Act of 1933, as amended (the "Securities Act").

1. Name:
                   --------------------------------------------

2. Address:
                   --------------------------------------------

a. Home:
                   --------------------------------------------

                   --------------------------------------------

Telephone: (___) ___-____

b. Business:
                   --------------------------------------------

                   --------------------------------------------

Telephone: (___) ___-____

3. Social Security No. or Taxpayer I D No.
                                           -------------------

4. Occupation:
                  --------------------------------------------

5. Age:
                  --------------------------------------------

6. The following information is required to ascertain whether you would be deemed an "accredited investor" as defined in Rule 501 of Regulation D under the Securities Act. Please check whether you are any of the following:

                                                                   EXHIBIT 10.15

1. A bank as defined in Section 3(a)(2) of the Securities Act, or any savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Securities Act whether acting in its individual or fiduciary capacity; any broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934; any insurance company as defined in Section 2(13) of the Securities Act; any investment company registered under the Investment Company Act of 1940 or a business development company as defined in Section 2(a)(48) of that Act; any Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958; any plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, if such plan has total assets in excess of $5,000,000; any employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974 if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such Act, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons that are accredited investors;

Yes      _____             No       _____

2. A private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940;

Yes      _____             No       _____

3. An organization described in Section 501 (c)(3) of the Internal Revenue Code, corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of $5,000,000;

Yes      _____             No       _____

4. A director or executive officer of the Company;

Yes      _____             No       _____

5. A natural person whose individual net worth, or joint net worth with your spouse, at the time of your purchase exceeds $1,000,000.

Yes      _____             No       _____

Please indicate the amount of the current net worth, which relates to your home, furnishings and automobiles.

         ---------------------------------------------------------------------

                                                                   EXHIBIT 10.15

6. A natural person who had an individual income in excess of 200,000 in each of the two most recent years or joint income with your spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year;

Yes      _____             No       _____

7. A trust, with total assets in excess of $5,000,000 not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person (i.e., directed by a person who has such knowledge and experience in financial and business matters that he or she is capable of evaluating the merits and risks of the prospective investment); or

Yes      _____             No       _____

8. An entity in which all of the equity owners are accredited investors.

Yes      _____             No       _____

9. Investment, business, and educational experience:

a. Educational background:
                           --------------------------------------------------

-----------------------------------------------------------------------------

-----------------------------------------------------------------------------

b.   Principal    employment    positions   held   during   last   five   years:

-----------------------------------------------------------------------------

-----------------------------------------------------------------------------

-----------------------------------------------------------------------------


c. Frequency of prior investments (check one in each column):

                  STOCKS & BONDS                  VENTURE
                                                  CAPITAL INVESTMENTS

Frequently        ______________                  _____________

Occasionally      ______________                  _____________

Never             ______________                  _____________

                                                                   EXHIBIT 10.15

10. If you do not require the assistance or advice of a Purchaser Representative, please indicate below whether you believe you have sufficient knowledge and experience in financial and business matters generally to be capable of evaluating the merits and risks of this investment and, if so, please sign the Purchaser Statement below:

Yes      _____             No       _____

Purchaser Statement

         I represent that the foregoing information is true and correct, and that I will notify the Company immediately if any material change in any of such information, which occurs prior to the closing of the purchase of the Company's securities by me. I agree to furnish to the Company additional information requested by it in connection with its determination of whether an offer and sale of the Company securities may be made to me.

         In connection with the proposed purchase of securities, the undersigned represents that he has sufficient knowledge and experience in financial and business matters to be capable of evaluating the merits and risks of this proposed investment.

         The undersigned has considered that he might have to hold the proposed investment for an indefinite period of time, and might have to bear a complete economic loss. The undersigned represents that the information contained in the Purchaser Questionnaire and Statement, which has been completed by the undersigned and delivered to the Company, is true and correct.

         The purchase of the securities of the Company by the undersigned will be solely for the account of the undersigned and not for the account of any other person and will not be made with a view to any resale or distribution thereof.

         The undersigned recognizes that the proposed investment is being offered in a manner that is intended to comply with the requirements of Regulation D under the Securities Act of 1933, as amended, and that any acceptance of the undersigned's Subscription Agreement by the Company will have been induced by the reliance of the Company on the correctness of the representations contained therein and herein.

         The undersigned acknowledges his, her or its understanding of the risk factors and special considerations set forth in this Offering.

                                                                   EXHIBIT 10.15

                           EXECUTION BY AN INDIVIDUAL
                          (Not applicable to entities)

I represent that the foregoing information is true and correct.

Dated:   _________  ____, 2001


---------------------------------------------
(Name of Investor - Please Print)


---------------------------------------------
(Signature)


---------------------------------------------
(Name of co-Investor - Please Print)


---------------------------------------------
(Signature of Co-Investor)

                            INDIVIDUAL ACKNOWLEDGMENT

STATE OF ___________________ )
                             )ss:
COUNTY OF _________________  )

On this _____day of _______2001, before me personally came _____________________to be known, being by me duly sworn, did acknowledge that she/he resides at _______________ ______________________ __________________ and
said  _______________________  _________________  duly  acknowledged that she/he executed the Purchaser Questionnaire and Statement.

Notary Public

                                                                   EXHIBIT 10.15

                             EXECUTION BY AN ENTITY
                         (Not applicable to individuals)

I represent that the foregoing information is true and correct.

Dated:   __________ __, 2001


------------------------------------------
(Print Name of Company/Partnership)


By:_______________________________________
(Signature of authorized corporate officer/partner)


------------------------------------------
(Print Name and Capacity)

                            CORPORATE ACKNOWLEDGMENT

STATE OF __________________ )
                            )ss:
COUNTY OF _________________ )

On this _____ day of __________ 2001, before me personally came _____________________ _______________ to be known, being by me duly sworn, did
acknowledge                  that                 she/he                 resides
at_____________________________________________________________,  that she/he is the  _________________________  of  ____________________________________________
the corporation described in and which executed the foregoing instrument; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by order of the board of directors of said corporation, and the she/he signed his name by like order.


-------------------------------
Notary Public

                                                                   EXHIBIT 10.15

                         PARTNERSHIP/LLC ACKNOWLEDGMENT


STATE OF __________________ )
                            )ss:
COUNTY OF _________________ )


         On this ____day of __________ 2001, before me personally came ___________________ ______________ to be known, being by me duly sworn, did acknowledge that she/he resides at ________________________________________ that she/he is a [partner/manager/member] in, a [partnership/limited liability company], and known to be the person described in and who executed the foregoing instrument in the [partnership/limited liability company] name and said _______________________________________ duly acknowledged that she/he executed the Purchaser Questionnaire and Statement on behalf of said entity.


----------------------------------------
Notary Public

                                                                   EXHIBIT 10.15

                                    EXHIBIT C

                                  RISK FACTORS

THE RISK FACTORS SET FORTH BEL0W ARE NOT INTENDED TO BE A COMPLETE LIST OF THE GENERAL OR SPECIFIC RISKS RELATING TO THE INVESTMENT IN THE COMPANY ALTHOUGH ADDITIONAL RISK FACTORS RELATING TO AN INVESTMENT IN THE COMPANY ARE DESCRIBED THROUGHOUT THESE OFFERING DOCUMENTS, THESE OFFERING DOCUMENTS DO NOT CONTAIN A COMPLETE LIST OF RISK FACTORS RELATED TO THE PURCHASE OF SECURITIES.

THE SECURITIES OFFERED HEREBY ARE SPECULATIVE AND INVOLVE A HIGH DEGREE OF RISK IN DECIDING WHETHER TO PURCHASE THE SECURITIES OFFERED HEREBY, YOU SHOULD CONSIDER THE FOLLOWING FACTORS THAT COULD AFFECT THE VALUE OF AN INVESTMENT IN THE SHARES

THE SHARES OFFERED HEREBY HAVE NO TRADING MARKET.

There is presently no market for the Shares, and no such market can be expected to develop upon completion of this offering. Moreover, the Shares have not been registered under the 1933 Act, or the securities laws of any state. Purchasers of Shares must be prepared to bear the economic risks of an investment for an indefinite period of time since they cannot be sold unless they are subsequently registered or an exemption from registration is available. In addition, the Shares are subject to further restrictions on transferability in accordance with the terms of set forth herein.

WE HAVE NO OPERATING HISTORY AND CANNOT MAKE ANY ASSURANCES THAT TILE ACTIVITIES DISCUSSED IN THE BUSINESS PLAN ATTACHED HERETO AS EXHIBIT A WILL OCCUR.

We have no operating history and have generated little if any income since our incorporation. While we anticipate engaging in those activities described in the Business Plan, we can make no assurances that those activities will occur. We cannot assure you that our business will provide a revenue base adequate to achieve or sustain profitability or to generate positive cash flow.

THERE ARE NO FINANCIAL STATEMENTS AVAILABLE FOR YOUR REVIEW.

As a company with no operations, we have generated little if any revenues and have incurred minimal expenses. Accordingly, there are no financial statements available upon which to base your investment decision.

WE ANTICIPATE SIGNIFICANT FUTURE CAPITAL REQUIREMENTS.

We will need significant amounts of capital over the next several years to:

o    develop and expand our business;

                                                                   EXHIBIT 10.15

o    fund working capital needs and debt service obligations; and

o take advantage of opportunities, including expansion, acquisitions of businesses or investments in, or strategic alliances with, companies that are complementary to our current operations.

We expect to raise capital through accessing debt and equity capital markets depending upon prevailing market conditions and, eventually, through internally generated cash flow.

However, we cannot assure you that we will produce sufficient internally generated cash flow or raise sufficient capital to fund our business plan on acceptable terms, if at all. Failure to generate internally or raise sufficient funds may require us to delay, abandon or reduce the scope of our future expansion, which could have a material adverse effect on our business.

WE DEPEND UPON KEY EMPLOYEES.

We will be largely dependent upon the efforts of key personnel, primarily, Stephen S. Wien, our President. We have not obtained any "key person" life insurance on his life and do not currently intend to obtain such insurance. The loss of the services of key personnel could have a material adverse effect on our ability to successfully achieve our business objectives.

FEDERAL INCOME TAX RISKS.

It is not possible to predict the effect of United States tax laws on the investors. Accordingly, each potential investor is urged to seek, and should depend upon, the advice of his own tax advisor.

OUR GROWTH AND ACQUISITION STRATEGY COULD STRAIN OUR RESOURCES.

We have no operating history and rapid growth could strain our management, operating and financial resources. Our ability to manage growth and expansion effectively will require continued implementation of, and improvements to, our operating and financial systems and will require us to expand, train and manage our employee base. Furthermore, our ability to expand successfully will, among other things, depend upon our ability to identify suitable acquisition candidates and arrive at prices and terms that are attractive to us. We may also require the consent of third parties, including regulatory authorities to carry on our business as contemplated. We cannot assure you that our procedures, controls or financial resources will be adequate, or that our management will keep pace with this growth. We also cannot assure you that we will successfully consummate any acquisitions on acceptable terms, or at all. If we are unable to manage growth and expansion effectively, we could be materially adversely affected.

                                                                   EXHIBIT 10.15

FUTURE ACQUISITIONS COULD DILUTE SHAREHOLDERS AND INVOLVE OTHER RISKS.

We intend to pursue acquisitions of complementary services or businesses, although we have no present understandings, commitments or agreements with respect to any acquisitions. Acquisitions could result in dilutive issuances of equity securities, the incurrence of debt and contingent liabilities and increased amortization expenses related to goodwill and other intangible assets. Acquisitions involve numerous risks, including difficulties in the assimilation of the operations, services and products of the acquired companies and the diversion of management's attention from other business concerns. Accordingly, acquisitions could have a material adverse effect on our business.

WE WILL HAVE DISCRETION IN ALLOCATING THE PROCEEDS OF THIS OFFERING.

Our management has broad discretion in how it will spend the proceeds from the sale of the Shares. There can be no assurance that the proceeds will be invested to yield a favorable return.